SUPPLEMENT DATED MARCH 13, 2003 TO THE STATEMENT OF ADDITIONAL INFORMATION -
 PART II FOR CDC NVEST FUNDS TRUST I, CDC NVEST FUNDS TRUST II, CDC NVEST FUNDS TRUST III AND CDC NVEST COMPANIES TRUST I DATED MAY 1, 2002 AND THE STATEMENT OF
 ADDITIONAL INFORMATION FOR CDC NVEST CASH MANAGEMENT TRUST-MONEY MARKET SERIES
    AND CDC NVEST TAX EXEMPT MONEY MARKET TRUST DATED SEPTEMBER 1, 2002, AS
                         SUPPLEMENTED FROM TIME TO TIME


EFFECTIVE MARCH 13, 2003 THE FOLLOWING SUB-SECTION IS UNDER THE SECTION ENTITLED "SHAREHOLDER SERVICES":


SMALL ACCOUNT POLICY


When your account falls below a set minimum as determined by the Board of Trustees from time to time, the Fund may charge you a fee in the amount of $20. You will have 30 days after being notified of the Fund's intention to charge you a fee to increase your account to the set minimum. This does not apply to certain qualified retirement plans.